UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Rule 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

April 6, 2021

CRH MEDICAL CORPORATION

(Exact name of registrant as specified in its charter)

British Columbia, Canada	001-37542	Not Applicable
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Suite 619 - 999 Canada Place, World Trade Center, Vancouver, British Columbia, Canada	V6C 3E1
(Address of principal executive offices)	(Zip Code)

(604) 633-1440

(Registrant’s telephone number, including area code)

Not Applicable

(Former name of former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares, no par value	CRHM	NYSE (American)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 8.01	OTHER EVENTS.

Litigation Related to the Arrangement

As previously announced, on February 6, 2021, CRH Medical Corporation (“CRH” or the “Company”) entered into a definitive Arrangement Agreement (as amended on March 18, 2021, the “Arrangement Agreement”) with WELL Health Technologies Corp. (“WELL”), WELL Health Acquisition Corp., a wholly owned subsidiary of WELL (the “Purchaser”), and 1286392 B.C. Ltd., a wholly owned subsidiary of WELL, with respect to the proposed acquisition by WELL (through its subsidiaries) of all the issued and outstanding shares of CRH at a price of US$4.00 per share, by way of a plan of arrangement under the Business Corporations Act (British Columbia) (the “Arrangement”). In connection with the Arrangement, on March 19, 2021, CRH filed with the U.S. Securities and Exchange Commission (the “SEC”) a definitive proxy statement and management information circular (the “Proxy Statement”).

Since the Proxy Statement was filed by CRH, three complaints have been filed by purported stockholders of CRH in the United States District Court for the Southern District of New York and the United States District Court for the Eastern District of New York, seeking to enjoin the Arrangement and other relief. On March 25, 2021, a complaint was filed against CRH and the members of the CRH Board of Directors under the caption Harris v. CRH Medical Corporation, et al., Case No. 1:21-cv-02597 (S.D.N.Y.), and a second complaint was filed against CRH and the members of the CRH Board of Directors under the caption Giesbrecht v. CRH Medical Corporation, et al., Case No. 1:21-cv-02600 (S.D.N.Y.). On April 1, 2021, a third complaint was filed against CRH and the members of the CRH Board of Directors under the caption Hoang v. CRH Medical Corporation, et al., Case No. 1:21-cv-01773 (E.D.N.Y.). All three complaints allege violations of Sections 14(a) and 20(a) of the U.S. Securities Exchange Act of 1934, as amended, asserting that the Proxy Statement is materially incomplete and misleading. Among other remedies, such complaints seek an order enjoining the consummation of the Arrangement or a vote on the Arrangement until additional disclosures are made, directing the defendants to pay damages, awarding costs, including attorneys’ fees, and/or granting such other and further relief as the applicable court may deem just and proper.

The defendants believe that all of the complaints are without merit and that no further disclosure is required to supplement the Proxy Statement under applicable laws. However, in order to moot the plaintiffs’ unmeritorious disclosure claims, to avoid the risk that the foregoing actions may delay or otherwise adversely affect the consummation of the Arrangement and to minimize the expense of defending such actions, CRH is voluntarily making the disclosures set forth below to supplement the disclosures contained in the Proxy Statement. Nothing in this Current Report on Form 8-K shall be deemed an admission of the legal necessity or materiality under applicable laws of any of the supplemental disclosures set forth herein.

This Current Report on Form 8-K will not affect the consideration to be received by CRH shareholders in connection with the Arrangement, or the timing of the special meeting of the Company’s securityholders scheduled for April 16, 2021, at 9:00 a.m., Vancouver time, which is being held in a virtual format conducted via live audio webcast at https://web.lumiagm.com/281719465. At the CRH meeting, CRH securityholders will be asked to vote on a special resolution to approve the Arrangement (the “Arrangement Resolution”), and CRH shareholders will be asked to vote on a proposal to approve, on an advisory (non-binding) basis, the compensation that may be paid or become payable to CRH’s named executive officers in connection with the Arrangement (the “Compensation Proposal”). The CRH Board of Directors continues to unanimously recommend that CRH securityholders vote FOR the approval of the Arrangement Resolution and that CRH shareholders vote FOR the Compensation Proposal.

Supplemental Disclosures

The following disclosures should be read in conjunction with the disclosures contained in the Proxy Statement, which should be carefully read in its entirety. To the extent that information set forth herein differs from or updates information contained in the Proxy Statement, the information contained herein supersedes the information contained in the Proxy Statement. All capitalized terms used but not defined below shall have the meanings set forth in the Proxy Statement. All page references are to pages in the Proxy Statement, and any paragraph references used herein refer to the Proxy Statement before any additions or deletions resulting from these supplemental disclosures. The information contained herein speaks only as of April 6, 2021, unless the information indicates another date applies.

1. The disclosure under the heading “The Arrangement—Background to the Arrangement” is amended and supplemented by adding the following sentences to the end of the last paragraph beginning on page 28 of the Proxy Statement (which continues on page 29 of the Proxy Statement):

The CRH Board selected Citi as its financial advisor because it is an internationally recognized investment banking firm that has substantial experience in strategic transactions. During the two years prior to the execution of the Arrangement Agreement, other than services provided to CRH in connection with the Company’s renewed M&A Program and the Arrangement pursuant to its May 2020 engagement (described above), Citi has not provided any investment banking or financial advisory services to or received any compensation from the Company, WELL or their respective affiliates, although Citi may provide such services to the Company, WELL and their respective affiliates in the future for which Citi would expect to receive customary compensation.

2. The disclosure under the heading “The Arrangement—Background to the Arrangement” is further amended and supplemented by replacing the last paragraph beginning on page 30 of the Proxy Statement (which continues on page 31 of the Proxy Statement) with the following (with new text in underline and stricken language removed):

Also at the CRH Board meeting on December 28, 2020, the independent directors, including Mr. Patrick, met without the presence of management, and with Citi and Blakes present, to discuss the recent developments and to discuss WELL’s proposal. The directors determined to form a special committee to ~~evaluate the transaction~~review, assess and examine, and to advise the CRH Board on, proposals or offers to acquire control of the Company (each, a “Potential Transaction”), including the proposal from WELL, which committee would exclude Mr. Patrick, in light of his role in leading the M&A Program and the potential payments he could receive as compensation therefor, and directed legal counsel to prepare a formal resolution confirming the formation of the Special Committee and setting its mandate. The Special Committee had the power and authority to, among other things, (i) manage the process for any Potential Transaction, (ii) examine and review, from the point of view of the best interests of the Company, the merits and fairness of any Potential Transaction, (iii) assess, examine and advise the CRH Board regarding any and all alternatives to any Potential Transaction which may be available to the Company to enhance shareholder value, including, without limitation, soliciting competing bids from third parties and maintaining the status quo, (iv) consider and advise the CRH Board as to whether any Potential Transaction and and/or any alternative transaction is in the best interests of the Company and whether any Potential Transaction and/or any alternative transaction should be pursued by the Company and, if necessary or appropriate, recommended to its shareholders, (v) negotiate or supervise the negotiation of the terms of any Potential Transaction and any agreements necessary to give effect thereto, and consider and address the key issues relating to any Protential Transaction, and (vi) report to the CRH Board on its activities and recommendations from time to time, and provide such advice as requested by the CRH Board in respect of any value enhancement initiative which may be proposed. In connection with the foregoing and in furtherance of its responsibilities, the Special Committee was specifically empowered to, among other things, (i) engage, at the expense of the Company, its own independent legal and financial advisors, technical consultants and other professional advisors on such terms as the Special Committee considered appropriate, without any involvement of, or interference from, interested parties or their representatives, and (ii) request management to assist the Special Committee and its professional advisors and provide them with information. The Special Committee did not have the power to bind the Company in respect of any transaction or other value enhancement initiative, any such matters being subject to the approval of the CRH Board.

The Special Committee, consisting of Mr. Ian Webb, Mr. Brian Griffin and Dr. David Johnson, then met without Mr. Patrick and engaged in a discussion regarding WELL’s proposal and other strategic alternatives available to CRH in light of recent developments in CRH’s business and discussed in detail the alternatives available, including deferring entering into exclusive negotiations with WELL until such time as a comprehensive market check of all potential acquirors was completed. The Special Committee discussed the risks of such a process, including the risk of losing WELL’s offer, prolonged management distraction, the risk that information regarding such a process leaks and the possibility that competitors could use their knowledge of a sales process to harm CRH’s business. At the conclusion of the meeting, the Special Committee confirmed that the Company should provide due diligence access to WELL and authorized Mr. Patrick to negotiate and sign, on behalf of the Company, the letter of intent proposed by WELL, including granting exclusivity to WELL, but instructed Citi to, in the meantime, reach out to a limited number of potential acquirors for the Company identified in its sale process preparations during the fall and provide them with materials necessary to evaluate the Company on an expedited basis before WELL’s exclusivity period began.

3. The disclosure under the heading “The Arrangement—Background to the Arrangement” is further amended and supplemented by adding the following sentence to the end of the fifth full paragraph on page 32 of the Proxy Statement:

The revised draft also proposed that all the outstanding equity awards of CRH, whether vested or unvested, would be exchanged for equity awards of WELL (rather than being accelerated (where applicable) and exchanged for cash in the Arrangement, as had been contemplated by the Company’s initial draft of the Arrangement Agreement).

4. The disclosure under the heading “The Arrangement—Background to the Arrangement” is further amended and supplemented by adding the following sentences to the end of the sixth full paragraph on page 32 of the Proxy Statement:

With respect to the treatment of employee equity awards, Blakes and Torys discussed the current terms of the Company’s equity plans and outstanding awards, including the fact that such terms contemplated that certain awards would be accelerated (if applicable) and paid out in connection with a change of control transaction such as the Arrangement, and permitted other awards to be exchanged for acquiror awards in connection with such a transaction. In light of the foregoing, the parties agreed that in the Arrangement, certain equity awards would be accelerated (if applicable) and exchanged for cash consideration, and certain equity awards would be exchanged for WELL equity awards, as described under “The Arrangement Agreement—Treatment of CRH Equity Awards” beginning on page 74 of this proxy statement.

5. The disclosure under the heading “The Arrangement—Background to the Arrangement” is further amended and supplemented by adding the following as a new paragraph following the second full paragraph on page 32 of the Proxy Statement:

On January 13, 2021, Mr. James Kreger, President, CRH Anesthesia, met with a representative of United Digestive (“UD”) to discuss transition plans for UD in light of the upcoming October 31 expiration of its existing services agreements with CRH (pursuant to which CRH is currently the exclusive provider of anesthesia services to twelve of UD’s surgery centers). At the meeting, Mr. Kreger and the representative of UD had preliminary discussions regarding whether CRH would be able to provide certain management services for the anesthesia practice(s) at UD’s surgery centers following the expiration of the existing agreements. During the following two weeks, CRH and UD had additional preliminary discussions and correspondence concerning the potential scope of management services and potential economic terms of such an arrangement, but could not then come to an agreement on key terms and ceased discussions. Thereafter, CRH and UD did not have further discussions concerning potential management services until following the execution of, and CRH’s announcement of its entry into, the Arrangement Agreement.

6. The disclosure under the heading “The Arrangement—Background to the Arrangement” is further amended and supplemented by replacing the first full paragraph on page 33 of the Proxy Statement with the following (with new text in underline and stricken language removed):

On February 4, 2021, the full CRH Board met by videoconference to discuss and consider WELL’s proposal, including the current drafts of the Arrangement Agreement and the other transaction agreements, with representatives of CRH management, Citi, Canaccord Genuity, Blakes and Skadden in attendance. At the meeting, a representative of Blakes summarized the principal terms of the proposed Arrangement Agreement and the other transaction agreements. Representatives of Citi ~~reviewed with the CRH Board a presentation prepared by Citi, which summarized, among other things, WELL’s proposal and Citi’s financial analyses of WELL’s proposal.~~ discussed with the CRH Board materials prepared by Citi, based on certain information provided to Citi by the Company or obtained from public sources, including certain financial forecasts provided to it by the Company. Although Citi was not requested to, and did not, provide or express any opinion to the CRH Special Committee or the CRH Board as to the fairness, from a financial or any other viewpoint, of the consideration payable to CRH shareholders in the Arrangement, it discussed certain illustrative financial analyses with the CRH Board in connection with the CRH

Board’s review of WELL’s proposal. These illustrative financial analyses included a selected public companies analysis, which reflected a per CRH share price of $2.15 to $3.10, a selected transactions analysis, which reflected a per CRH share price of $3.45 to $4.40, and, using the CRH Normalized Case (as described below), a five-year discounted cash flow analysis, which reflected a per CRH share price of $2.50 to $3.65, compared with the $4.00 per share price payable in the Arrangement. In addition, solely for reference purposes, Citi discussed with the CRH Board an illustrative selected precedent premiums paid analysis, which, based on a per share CRH trading price of $2.17 per share, reflected a per CRH share price of between $2.71 and $3.14. These financial analyses were based solely on information provided to Citi by the Company or obtained from public sources, which information was not independently verified by Citi, and were based on information available and financial, stock market, and other conditions as of February 4, 2021. Citi did not make, and its discussions with the CRH Board did not constitute, a recommendation to the CRH Board with respect to the Arrangement or any other matter, nor to any CRH shareholder as to how to vote its shares with respect to the Arrangement or any other matter, and, in addition to not expressing any view as to the fairness of the consideration payable to CRH shareholders in the Arrangement, Citi did not express any view as to the fairness of the consideration or the amount or form of compensation payable to any of CRH’s directors, officers or employees. The CRH Board determined not to request any opinion (oral or written) from Citi as to the fairness, from a financial or other viewpoint, to CRH shareholders of the consideration to be received by CRH shareholders in the Arrangement, and instead to rely solely on the opinion of Canaccord Genuity (as described below) as to the fairness, from a financial point of view, of the consideration to be received by CRH shareholders pursuant to the Arrangement.

Also at the CRH Board meeting on February 4, 2021, representatives~~Representatives~~ of Canaccord Genuity reviewed with the CRH Board a presentation prepared by Canaccord Genuity, which summarized, among other things, WELL’s proposal and Canaccord Genuity’s financial analyses of WELL’s proposal. At the conclusion of its presentation, Canaccord Genuity rendered an oral opinion to the CRH Board and the Special Committee to the effect that, as of that date and based upon and subject to the various assumptions made, procedures followed and limitations on the scope of the review undertaken in its opinion, the consideration of $4.00 per CRH share to be received by CRH shareholders pursuant to the Arrangement Agreement was fair, from a financial point of view, to such shareholders. For more information on the opinion rendered by Canaccord Genuity and the material financial analyses performed by Canaccord Genuity in connection with rendering its opinion, see “—Opinion of the Company’s Financial Advisor” beginning on page 44.

7. The disclosure under the heading “The Arrangement—Background to the Arrangement” is further amended and supplemented by adding the following as a new paragraph following the third full paragraph on page 34 of the Proxy Statement:

Following the announcement of CRH’s entry into the Arrangement Agreement on February 8, 2021, a representative of UD contacted Mr. Kreger, and the parties re-commenced discussions concerning the potential for CRH to provide certain management services to UD following the expiration of UD’s existing agreements with CRH. After additional negotiations, on February 22, 2021, the Company signed a five-year exclusive management services agreement with UD, under which CRH will no longer be the exclusive provider of anesthesia services at UD’s surgery centers (as under its existing agreements), but will manage UD’s anesthesia services at its surgery centers in exchange for a fee. The new agreement will be effective as of November 1, 2021. For purposes of clarity, CRH notes that the new agreement with UD does not consitutute a renewal of the Company’s existing agreements with UD; rather the new agreement is different than the Company’s existing agreements with UD in both its nature and its economic terms. Although the new agreement is expected to allow the Company to retain a material portion of the EBITDA earned under the existing agreements, the new agreement should not be assumed to have the same or a substantially similar economic impact on the Company as the existing agreements, which are still expected to expire on October 31, 2021.

8. The disclosure under the heading “The Arrangement—Reasons for the Arrangement; Recommendation of the CRH Board” is amended and supplemented by replacing the ninth first-level bullet on page 36 of the Proxy Statement with the following (with new text in underline and stricken language removed):

•

the ~~financial analysis of Citi presented to~~ illustrative financial analyses discussed by Citi with the CRH Board and the Special Committee (although such analyses were not prepared by Citi in connection with rendering any opinion regarding, or any assessment by Citi as to, the fairness from a financial point of view of the consideration payable to CRH shareholders pursuant to the Arrangement, neither of which Citi did or was requested to do);

9. The disclosure under the heading “The Arrangement—Certain Unaudited Prospective Financial Information—General Note Regarding Certain Unaudited Prospective Financial Information” is amended by replacing the reference to “February 23, 2021” in the last full paragraph on page 40 of the Proxy Statement with “February 22, 2021”.

10. The disclosure under the heading “The Arrangement—Certain Unaudited Prospective Financial Information—CRH High-Growth Case” is amended and supplemented by replacing the third full paragraph on page 41 of the Proxy Statement with the following (with new text in underline and stricken language removed):

CRH management prepared certain forecasts in the ~~fall of~~second half of September 2020 for distribution to potential acquirers in connection with CRH’s planned sale process (which forecasts took into account the Company’s recently completed acquisitions of a 66% interest in Orange County Anesthesia Associates, LLC announced on August 4, 2020 and a 51% in Coastal Carolina Sedation Associates, LLC announced on September 1, 2020, as well as certain then-anticipated transactions, including the Company’s anticipated joint venture with Western Carolina Anesthesia Associates announced on October 6, 2020 and anticipated acquisition of an interest in FDHS Anesthesia, LLC announced on December 14, 2020). In addition to the assumptions described under “ —General Note Regarding Certain Unaudited Prospective Financial Information,” beginning on page 39, such forecasts were based on various assumptions concerning, among other things, CRH’s ability to deploy capital at an increased rate to drive additional growth through acquisitions and CRH’s achievement of accelerated organic growth, primarily through growth in its anesthesia services business resulting from the potential heightened demand for such services in light of certain shifting healthcare norms and the possibility of certain rate increases in future years. In light of the subsequent notice received by CRH that CRH’s largest customer, United Digestive, did not intend to renew its services agreements with CRH, such forecasts were updated in the last week of December 2020 ~~solely~~ to remove any revenue or EBITDA contribution from United Digestive following the expiration of such service agreements in the fourth quarter of 2021. At the same time, CRH also implemented other minor updates to such forecasts based on the Company’s actual third quarter 2020 results, which had been announced in November 2020, and actual transactions completed through December 2020. In this proxy statement, we refer to such forecasts, including the December revisions ~~to reflect the removal of United Digestive revenue and EBITDA contributions~~, as the “CRH High-Growth Case.” For purposes of clarity, CRH notes that such forecasts, prior to the December revisions, were not relied upon by any party in connection with the evaluation of the Arrangement and were superseded by the CRH High-Growth Case, which included the December revisions. The CRH High-Growth Case was provided to WELL and to four other potential acquirers of CRH who entered into confidentiality agreements with CRH as a result of Citi’s outreach to potential acquirers between December 28, 2020 and January 5, 2021, as well as to Citi and Canaccord Genuity.

11. The disclosure under the heading “The Arrangement—Certain Unaudited Prospective Financial Information—CRH Normalized Case” is amended and supplemented by replacing first sentence of the last paragraph on page 42 of the Proxy Statement with the following (with new text in underline):

CRH management prepared certain additional forecasts in the second half of January 2021.

Cautionary Note Regarding Forward-Looking Statements

Certain statements and information included or incorporated by reference in this document may constitute “forward-looking statements” within the meaning of the U.S. Private Securities Litigation Reform Act of 1995 and “forward-looking information” within the meaning of Canadian securities laws (collectively, “forward-looking statements”). Forward looking statements include statements regarding the acquisition of the Company by WELL, as well as all other statements that are not statements of historical fact. Forward-looking statements are generally identifiable by use of the words “may,” “will,” “should,” “expect,” “anticipate,” “estimate,” “believe,” “plan,” “intend” or “project” or the negative of these words or other variations on these words or comparable terminology.

Forward-looking statements reflect current expectations of management regarding future events and performance as of the date of this document and involve known and unknown risks, uncertainties and other factors which may cause our actual results to be materially different those expressed or implied by any forward-looking statements. These forward-looking statements should not be read as guarantees of future results, and there can be no assurance that the results expressed or implied by any forward-looking statements will be achieved. Important factors that could cause actual results to differ materially from the results discussed in forward-looking statements include: (i) the risk that the Company’s securityholders do not approve the proposed transaction; (ii) the risk that regulatory or other approvals required for the transaction may be delayed or not obtained, or are obtained subject to conditions that are not anticipated; (iii) the possibility that certain other conditions to the consummation of the proposed transaction will not be satisfied or completed on a timely basis, or at all; (iv) the risk that the financing necessary for the consummation of the proposed transaction is unavailable at the closing; (v) the risk of disruption from the announcement, pendency and/or completion of the potential transaction, including potential adverse reactions or changes to business relationships with customers, employees, suppliers or regulators, making it more difficult to maintain business and operational relationships; (vi) uncertainties related to developments in the COVID-19 pandemic and its impact on the Company’s operations and the completion of the proposed transaction; and (vii) uncertainties related to general economic, financial, regulatory and political conditions, as well as potential changes in law and regulatory interpretations.

Additional factors that could cause actual results to differ materially from expectations include, without limitation, the risks identified by the Company in its most recent Annual Report on Form 10-K, its Quarterly Reports on Form 10-Q and its Current Reports on Form 8-K, which are available on EDGAR at www.sec.gov/edgar.shtml or on the Company’s website at www.crhmedcorp.com. The Company disclaims any intent or obligations to update or revise publicly any forward-looking statements whether as a result of new information, estimates or options, future events or results or otherwise, unless required to do so by law.

Additional Information and Where to Find It

The proposed transaction between the Company and WELL will be submitted to the Company’s securityholders for their consideration. In connection therewith, on March 19, 2021, the Company filed the Proxy Statement with the SEC. The Company commenced mailing of the Proxy Statement to its securityholders on or about March 19, 2021, and may file other documents regarding the proposed transaction with the SEC. INVESTORS AND SECURITYHOLDERS ARE URGED TO CAREFULLY READ ALL RELEVANT DOCUMENTS FILED WITH THE SEC, INCLUDING THE DEFINITIVE PROXY STATEMENT, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THESE DOCUMENTS, WHEN THEY BECOME AVAILABLE, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. The definitive Proxy Statement and other relevant materials filed with the SEC (when they become available) may be obtained free of charge at the SEC’s web site, http://www.sec.gov. Copies will also be available at no charge in the “Investors” section of the Company’s website, https://investors.crhsystem.com.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

CRH MEDICAL CORPORATION
(Registrant)

Date: April 6, 2021	By:	/s/ Richard Bear
	Name: Title:	Richard Bear Chief Financial Officer